                         SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)  OF
                        THE SECURITIES EXCHANGE ACT OF 1934

                                   July 27, 1998
                                --------------------

                  Date of Report (Date of earliest event reported)

                              VALENCE TECHNOLOGY, INC.
                                --------------------

               (Exact name of registrant as specified in its charter)


               DELAWARE                  0-20028            77-0214673
           ----------------          ----------------     ---------------
    (State or other jurisdiction of    (Commission       (I.R.S. Employer
             incorporation             File Number)     Identification No.)


                                 301 CONESTOGA WAY
                                HENDERSON, NV 89015
                                --------------------

                      (Address of principal executive offices)

                                   (702) 558-1000
                                --------------------

                (Registrant's telephone number, including area code)

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 ITEM 5   OTHER EVENTS

     On July 27, 1998, Valence Technology, Inc. (the "Company") entered into an agreement with an institutional investor for the private placement of up to $15,000,000 of its convertible preferred stock. The Company completed the issuance of $7,500,000 of its Series A convertible preferred stock on July 27, 1998. The investor has made a commitment to purchase up to $7.5 million in additional shares of convertible preferred stock, subject to the achievement by the Company of certain specified milestones. In connection with the private placement, the Company also issued warrants to purchase up to 535,261 shares of its common stock to the investor and certain advisors involved in the transaction. The Company will issue warrants to purchase up to an additional 447,761 shares of common stock to the investor upon the completion of the second and third installments of the financing.
     Concurrently with the preferred stock financing, Baccarat Electronics, Inc., an affiliate of Carl Berg, a director of the Company, has loaned the Company $2.5 million and has agreed to loan the Company up to an additional $7.5 million on terms specified in the amended loan agreement. Such affiliate received a warrant to purchase shares of the common stock of the Company, and will be entitled to warrants to purchase additional shares if additional amounts are drawn down under the loan.
     The press release announcing such financing is filed herewith as Exhibit
99.1 and incorporated herein by reference.

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits

EXHIBIT NO.             DESCRIPTION
4.1           Securities Purchase Agreement, dated July 27, 1998
4.2           Registration Rights Agreement, dated July 27, 1998
4.3           Certificate of Designation of Series A Convertible Preferred
              Stock, as filed with the Delaware Secretary of State on
              July 27, 1998
4.4           Form of Warrant to Investor
4.5           Form of Warrant to Placement Agent
4.6           Form of Warrant to Baccarat Electronics, Inc.
10.50         Amendment No. 5 to Loan Agreement and Promissory Note between the
              Company and Baccarat Electronics, Inc., dated July 27, 1998
99.1          Press Release, dated July 28, 1998

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


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VALENCE TECHNOLOGY, INC.
Date:  August 3, 1998

                                   By: /s/ David W. Archibald
                                      -------------------------------
                                         David W. Archibald
                                         Chief Financial Officer




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